UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23314

PIMCO Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

ANNUAL REPORT	DECEMBER 31, 2019	1

PIMCO INTERVAL FUNDS

Annual Report

December 31, 2019

PIMCO Flexible Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.312.2113. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Flexible Municipal Income Fund’s Annual Report, which covers the period from the Fund’s inception on March 15, 2019 to December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the 12-month period ended December 31, 2019.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “the case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt

2	PIMCO INTERVAL FUNDS

of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

The municipal (or “muni”) market moved steadily higher, posting positive returns during 11 of the 12 months of the reporting period. As was the case with the taxable U.S. bond market, munis were supported by falling interest rates. All told, the Bloomberg Barclays Municipal Bond Index returned 7.54% during the 12 months ended December 31, 2019.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Municipal Income Fund investment, please contact your financial advisor, or call the Funds’ shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain

4	PIMCO INTERVAL FUNDS

California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

A fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s NAV. The Fund may engage in such transactions regardless of whether the Fund owns the

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the Fund (Cont.)

asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any), PIMCO has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Fund’s common shareholders, on the other hand.

There can be no assurance that the Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for the Fund’s common shareholders, including (1) the likelihood of greater volatility of the NAV of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

There is a risk that the Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments,

6	PIMCO INTERVAL FUNDS

unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non- U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

ANNUAL REPORT	DECEMBER 31, 2019	7

Important Information About the Fund (Cont.)

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in the Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. The Fund may invest a substantial portion of its assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.

8	PIMCO INTERVAL FUNDS

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

The Fund may be subject to various risks, including, but not limited to, the following: no prior history risk, new/small fund risk, interest rate risk, municipal bond risk, municipal project-specific risk, California state-specific risk, New York state-specific risk, Puerto Rico-specific risk, insurance risk, inflation/deflation risk, call risk, credit risk, issuer risk, liquidity risk, repurchase offers risk, high yield securities risk, market risk, management risk, reinvestment risk, leverage risk, segregation and coverage risk, derivatives risk, valuation risk, counterparty risk, confidential information access risk, private placements risk, risk of regulatory changes, other investment companies risk, tax risk, potential conflicts of interest risk — allocation of investment opportunities, distribution risk, securities lending risk, portfolio turnover risk, operational risk, cyber security risk and non-diversification risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On the Fund Summary page in this Shareholder Report, the Cumulative Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-2*	Class A-3**	Diversification Status

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	—	09/10/2019	Non-Diversified

*	Class A-2 was formerly called Class A-1.
**	Class A-3 was formerly called Class A-2.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Manager and other service providers in

ANNUAL REPORT	DECEMBER 31, 2019	9

Important Information About the Fund (Cont.)

order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, will be available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

10	PIMCO INTERVAL FUNDS

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ANNUAL REPORT	DECEMBER 31, 2019	11

PIMCO Flexible Municipal Income Fund	Institutional Class - PMFLX
Class A-3 - PMFAX

Allocation Breakdown as of December 31, 2019†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	15.1%
Income Tax Revenue	9.5%
Tobacco Settlement Funded	7.3%
Highway Revenue Tolls	6.0%
Industrial Revenue	5.8%
Ad Valorem Property Tax	4.6%
Sales Tax Revenue	4.6%
Water Revenue	4.4%
Electric Power & Light Revenue	3.9%
College & University Revenue	3.7%
Lease Revenue	3.5%
Natural Gas Revenue	3.2%
Transit Revenue	2.9%
Miscellaneous Revenue	2.7%
Sewer Revenue	2.5%
Local or Guaranteed Housing	2.3%
Resource Recovery Revenue	1.9%
Lease (Appropriation)	1.9%
Nuclear Revenue	1.4%
Other	3.6%
Short-Term Instruments	3.7%
Mutual Funds	2.7%
Corporate Bonds & Notes	1.7%
Preferred Securities	1.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Cumulative Annual Total Return for the period ended December 31, 2019

Commencement of Operations (03/15/19)
PIMCO Flexible Municipal Income Fund Institutional Class	10.74%
PIMCO Flexible Municipal Income Fund Class A-3	10.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of the Class A-3 shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-3 shares.

The Fund’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses, was 2.74% for Institutional Class shares and 3.49% for Class A-3 shares. As of December 31, 2019, the Fund’s Total Effective Leverage(1) was 23%.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

12	PIMCO INTERVAL FUNDS

PIMCO Flexible Municipal Income Fund	Institutional Class - PMFLX
Class A-3 - PMFAX

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to revenue municipal bonds, most notably within the special tax and industrial revenue sectors, contributed to absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to general obligation municipal bonds contributed to absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to specific taxable municipal bonds detracted from performance as select securities posted negative returns over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2019	13

Financial Highlights PIMCO Flexible Municipal Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/15/2019 - 12/31/2019	$10.00	$0.28	$0.78	$1.06	$(0.28)	$(0.04)	$(0.32)

Class A-3

09/10/2019 - 12/31/2019	10.76	0.08	0.02	0.10	(0.08)	(0.04)	(0.12)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
**	See Note 13, Preferred Shares in the Notes to the Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to VMTP and RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares. See Note 5, Borrowings and Other Financing Transactions and Note 13, Preferred Shares in the Notes to Financial Statements for more information.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets Applicable to Common Shareholders
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Preferred Shares Asset Coverage**	Portfolio Turnover Rate

$10.74	10.74%	$148,737	0.72	%*	1.87	%*	0.11	%*	1.26	%*	2.73	%*	486%	96%

10.74	0.98	44,330	1.47	*	2.62	*	0.86	*	2.01	*	2.12	*	486	96

ANNUAL REPORT	DECEMBER 31, 2019	15

Statement of Assets and Liabilities PIMCO Flexible Municipal Income Fund

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$250,416

Financial Derivative Instruments
Exchange-traded or centrally cleared	29
Cash	1
Deposits with counterparty	422
Receivable for investments sold	59
Receivable for Fund shares sold	1,395
Interest and/or dividends receivable	1,847
Reimbursement receivable from PIMCO	152

Total Assets	254,321

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$7,521

Financial Derivative Instruments
Over the counter	25
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value**	24,701
Variable Rate MuniFund Term Preferred Shares, at liquidation value***	24,465
Payable for investments purchased	2,839
Distributions payable to common shareholders	552
Accrued management fees	153
Accrued servicing fees	24
Other liabilities	974

Total Liabilities	61,254

Net Assets Applicable to Common Shareholders	$193,067

Net Assets Applicable to Common Shareholders Consist of:

Par Value^	$0
Paid in capital in excess of par	187,882
Distributable earnings (accumulated loss)	5,185

Net Assets Applicable to Common Shareholders	$193,067

Institutional Class	$148,737
Class A-3	44,330

Common Shares Outstanding:

Institutional Class	13,854
Class A-3	4,129

Net Asset Value Per Common Share(a)

Institutional Class	$10.74
Class A-3	10.74

Cost of investments in securities	$246,208

* Includes repurchase agreements of:	$3,152

** Includes unamortized debt issuance cost of	$299

*** Includes unamortized debt issuance cost of	$535

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Municipal Income Fund

Period from March 15, 2019 to December 31, 2019
(Amounts in thousands†)

Investment Income:

Interest	$3,315
Dividends	103
Total Income	3,418

Expenses:

Management fees	770
Servicing fees - Class A-3	45
Trustee fees and related expenses	13
Interest expense	651
Organizational expense	676
Total Expenses	2,155
Waiver and/or Reimbursement by PIMCO	(1,374)
Net Expenses	781

Net Investment Income (Loss)	2,637

Net Realized Gain (Loss):

Investments in securities	624
Exchange-traded or centrally cleared financial derivative instruments	307
Over the counter financial derivative instruments	2
Short Sales	49

Net Realized Gain (Loss)	982

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,188
Exchange-traded or centrally cleared financial derivative instruments	241
Over the counter financial derivative instruments	(25)

Net Change in Unrealized Appreciation (Depreciation)	4,404

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,023

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2019	17

Statement of Changes in Net Assets PIMCO Flexible Municipal Income Fund

(Amounts in thousands†)	Period from March 15, 2019 - December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,637
Net realized gain (loss)	982
Net change in unrealized appreciation (depreciation)	4,404

Net Increase (Decrease) in Net Assets Resulting from Operations	8,023

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,070)
Class A-3	(304)

Total Distributions to Common Shareholders(a)	(3,374)

Common Share Transactions*:

Receipts for shares sold	186,628
Issued as reinvestment of distributions	2,250
Cost of shares repurchased	(460)
Net increase (decrease) resulting from common share transactions	188,418

Total Increase (Decrease) in net assets Applicable to Common Shareholders	193,067

Net Assets Applicable to Common Shareholders:

Beginning of period	0
End of period	$193,067

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO Flexible Municipal Income Fund

Year Ended December 31, 2019 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$8,023

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(351,941)
Proceeds from sales of long-term securities	112,922
(Purchases) Proceeds from sales of short-term portfolio investments, net	(6,781)
(Increase) decrease in deposits with counterparty	(422)
(Increase) decrease in receivable for investments sold	(59)
(Increase) decrease in interest and/or dividends receivable	(1,847)
(Increase) decrease in reimbursement receivable from PIMCO	(152)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	519
Proceeds from (Payments on) over the counter financial derivative instruments	2
Increase (decrease) in payable for investments purchased	2,839
Increase (decrease) in accrued management fees	153
Increase (decrease) in accrued servicing fees	24
Proceeds from (Payments on) short sales transactions, net	49
Increase (decrease) in other liabilities	974
Net Realized (Gain) Loss
Investments in securities	(624)
Exchange-traded or centrally cleared financial derivative instruments	(307)
Over the counter financial derivative instruments	(2)
Short sales	(49)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(4,188)
Exchange-traded or centrally cleared financial derivative instruments	(241)
Over the counter financial derivative instruments	25
Net amortization (accretion) on investments	196
Amortization of debt issuance cost	123
Net Cash Provided by (Used for) Operating Activities	(240,764)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	185,233
Payments on shares repurchased	(460)
Cash distributions paid*	(572)
Proceeds from tender option bond transactions	10,000
Payments on tender option bond transactions	(2,479)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares, Net	24,697
Proceeds on Variable Rate MuniFund Term Preferred Shares, Net	24,346
Net Cash Received from (Used for) Financing Activities	240,765

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:

Beginning of year	0
End of year	$1
* Reinvestment of distributions	$2,250

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$506

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.7%

CORPORATE BONDS & NOTES 2.2%

BANKING & FINANCE 2.2%

Barclays PLC
8.000% due 06/15/2024 •(f)(h)	$600	$672

BNP Paribas S.A.
7.000% due 08/16/2028 •(f)(h)	500	580

Credit Suisse Group AG
7.250% due 09/12/2025 •(f)(h)	800	894

ING Groep NV
5.750% due 11/16/2026 •(f)(h)	900	948

UBS Group AG
7.000% due 02/19/2025 •(f)(h)	930	1,066

Total Corporate Bonds & Notes (Cost $3,955)		4,160

MUNICIPAL BONDS & NOTES 117.8%

ALABAMA 1.8%

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (e)	1,000	972

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2046 (e)	1,000	966

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	505

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,000	1,091

		3,534

ARIZONA 0.5%

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
1.700% due 01/01/2049	1,000	1,000

CALIFORNIA 5.5%

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	1,000	1,112
5.000% due 08/01/2049	1,000	1,132

California Housing Finance Revenue Bonds, Series 2019
4.000% due 03/20/2033	1,500	1,718

California Municipal Finance Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	500	583

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chaffey Joint Union High School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	$1,000	$1,120

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2047	1,000	1,034

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	1,000	1,102

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
0.000% due 06/01/2045 (c)	5,000	705

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	1,000	154
5.000% due 06/01/2033	1,000	1,239

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2029	500	632

		10,531

COLORADO 1.2%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2044	1,000	1,179

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000	1,064

		2,243

CONNECTICUT 0.6%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2039	1,000	1,221

DELAWARE 0.4%

University of Delaware Revenue Bonds, Series 2005
1.600% due 11/01/2035	800	800

DISTRICT OF COLUMBIA 0.3%

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2006
0.000% due 06/15/2046 (c)	2,500	491

FLORIDA 4.9%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,215

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Development Finance Corp. Revenue Bonds, Series 2019
1.900% due 01/01/2049	$1,000	$1,001
6.250% due 01/01/2049	2,000	1,923

JEA Electric System, Florida Revenue Bonds, Series 2017
4.000% due 10/01/2035	460	517
4.000% due 10/01/2037	500	556

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,181

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2034 (a)(c)	1,850	1,162

Pinellas County, Florida Health Facilities Authority Revenue Bonds, Series 2009
1.680% due 11/01/2038	2,000	2,000

		9,555

GEORGIA 4.8%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040	400	424

Burke County, Georgia Development Authority Revenue Bonds, Series 2013
2.925% due 11/01/2053	1,000	1,047

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	1,000	1,252

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	940	1,033

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,750	1,982

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,000	1,348

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	2,144

		9,230

ILLINOIS 12.7%

Chicago Board of Education, Illinois General Obligation Bonds, (NPFGC Insured), Series 1998
0.000% due 12/01/2028 (c)	1,245	974

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2026 (c)	1,000	827

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2024	1,915	2,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2019
5.000% due 01/01/2039	$1,000	$1,138
5.500% due 01/01/2049	500	590

Chicago, Illinois Waterworks Revenue Bonds, Series 2014
4.000% due 11/01/2032	50	53

Illinois Development Finance Authority Revenue Bonds, Series 1999
1.480% due 10/01/2029	1,250	1,250

Illinois Finance Authority Revenue Bonds, Series 2007
1.700% due 08/15/2042	1,825	1,825

Illinois Finance Authority Revenue Bonds, Series 2008
1.720% due 08/15/2035	3,750	3,750

Illinois Finance Authority Revenue Bonds, Series 2017
5.125% due 02/15/2045	250	246

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2040	1,100	1,195

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2029	950	1,048

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2028	1,000	1,152
5.000% due 11/01/2029	1,500	1,718

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2021	1,000	1,056

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,000	1,086

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,500	1,911

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	2,000	2,674

		24,598

INDIANA 5.4%

Indiana Finance Authority Revenue Bonds, Series 2007
1.650% due 02/01/2037	2,850	2,850

Indiana Finance Authority Revenue Bonds, Series 2019
5.000% due 02/01/2040	1,880	2,333
7.000% due 03/01/2039	3,000	3,032

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.000% due 11/15/2046	1,000	1,164

Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series 2019
1.450% due 06/01/2021	1,000	1,000

		10,379

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 3.0%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	$685	$555

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	1,000	1,089

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2035	1,000	1,106
4.000% due 11/01/2036	1,000	1,103

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	2,000	2,035

		5,888

LOUISIANA 3.3%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2036	2,000	2,284

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
6.500% due 11/01/2035	1,000	1,040

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
0.000% due 10/01/2029 (e)	305	307

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	1,000	1,007
2.200% due 06/01/2037	1,750	1,767

		6,405

MAINE 0.2%

Finance Authority of Maine Revenue Bonds, Series 2019
5.250% due 06/15/2034	500	488

MASSACHUSETTS 1.8%

Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2009
1.590% due 07/01/2039	3,500	3,500

MICHIGAN 0.3%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	500	625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 0.6%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2049	$1,000	$1,091

NEW HAMPSHIRE 1.6%

New Hampshire Business Finance Authority Revenue Bonds, Series 2019
2.000% due 06/01/2049	2,000	2,006

New Hampshire Business Finance Authority Revenue Notes, Series 2019
2.150% due 09/01/2025	1,000	1,010

		3,016

NEW JERSEY 3.4%

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2045	1,000	1,219

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	1,000	986

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	3,870	4,359

		6,564

NEW YORK 28.2%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2018
5.000% due 05/15/2021	3,000	3,149

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,030	1,127

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
1.670% due 08/01/2045	2,000	2,000
4.000% due 11/15/2046 (g)	10,000	11,124

New York City, New York General Obligation Bonds, Series 2017
1.650% due 10/01/2046	3,545	3,545

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,116

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2043	2,500	3,024

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
1.650% due 08/01/2039	2,000	2,000

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
1.670% due 08/01/2039	$1,100	$1,100

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
4.000% due 11/01/2040	2,000	2,259

New York City, New York Water & Sewer System Revenue Bonds, Series 2010
1.660% due 06/15/2043	2,100	2,100

New York City, New York Water & Sewer System Revenue Bonds, Series 2012
1.660% due 06/15/2045	2,000	2,000

New York City, New York Water & Sewer System Revenue Bonds, Series 2013
1.670% due 06/15/2050	650	650

New York Counties Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	8,000	492

New York State Dormitory Authority Revenue Bonds, Series 2019
3.142% due 07/01/2043	1,000	993
5.000% due 05/01/2048	1,500	1,768

New York State Dormitory Authority Revenue Bonds, Series 2020
3.190% due 02/15/2043 (a)	1,000	1,005

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	1,740	1,736
4.000% due 01/01/2037	500	571
5.000% due 01/01/2036	1,235	1,562

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	1,000	1,251
5.000% due 03/15/2042	1,000	1,217

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
4.000% due 11/01/2059	2,000	2,183

Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,099

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2005
1.600% due 11/01/2035	3,750	3,750

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	500	561

Yonkers Economic Development Corp., New York Revenue Bonds, Series 2019
5.000% due 10/15/2049	1,000	1,111

		54,493

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 0.9%

North Carolina Turnpike Authority Revenue Bonds, Series 2019
0.000% due 01/01/2040 (c)	$1,000	$565
4.000% due 01/01/2055	1,000	1,082

		1,647

OHIO 8.1%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	2,500	2,481

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	3,250	231
0.000% due 06/01/2052 (c)	18,240	979
5.125% due 06/01/2024	1,990	1,993
5.375% due 06/01/2024	1,000	1,004
5.875% due 06/01/2047	1,500	1,507
6.500% due 06/01/2047	1,000	1,019

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2051	1,000	1,166

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	1,000	1,005

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	1,008

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	2,000	2,067

Ohio State Revenue Bonds, Series 2016
5.000% due 12/01/2031	1,000	1,213

		15,673

OKLAHOMA 0.5%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2035	1,000	1,052

OREGON 0.2%

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031	400	377

PENNSYLVANIA 4.1%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,000	1,138

Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania Revenue Bonds, Series 2011
1.670% due 07/01/2041	2,000	2,000

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	$2,000	$2,013

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2015
5.000% due 12/31/2022	1,000	1,091

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	1,000	1,121

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	500	531

		7,894

PUERTO RICO 6.1%

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	1,000	1,043

Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
6.150% due 07/01/2038 ^	1,000	390

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2032 ^(b)	1,345	1,022

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2021 ^(b)	235	179
5.250% due 07/01/2022 ^(b)	600	458
5.250% due 07/01/2027 ^(b)	500	381

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	335	255

Puerto Rico Electric Power Authority Revenue Notes, Series 2010
5.000% due 07/01/2020 ^(b)	600	456

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	9,520	2,562
4.750% due 07/01/2053	2,495	2,611
5.000% due 07/01/2058	1,425	1,516

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	950	965

		11,838

RHODE ISLAND 0.7%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	1,700	230

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	1,000	1,111

		1,341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 0.7%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.784% due 12/01/2041	$1,000	$1,277

TENNESSEE 2.4%

Public Building Authority of Blount County Tennessee Revenue Bonds, Series 2005
1.610% due 06/01/2034	3,500	3,500

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,000	1,071

		4,571

TEXAS 7.5%

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,000	1,082
9.000% due 03/01/2039	2,600	3,080

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
5.000% due 12/01/2049	250	275

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	250	251

Permanent University Fund - University of Texas System Revenue Bonds, Series 2008
1.600% due 07/01/2037	1,230	1,230

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	1,500	1,520

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	2,285	2,690

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	2,000	2,014

Texas Water Development Board Revenue Bonds, Series 2019
4.000% due 10/15/2049	2,000	2,248

		14,390

UTAH 2.1%

Utah County, Utah Revenue Bonds, Series 2014
1.500% due 05/15/2049	4,000	4,000

WASHINGTON 1.2%

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	2,000	2,361

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	$13,500	$590

WISCONSIN 2.5%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	1,000	1,230

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.125% due 01/01/2033	1,000	1,040
6.375% due 01/01/2048	1,000	1,040

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	1,500	1,503

		4,813

Total Municipal Bonds & Notes (Cost $223,623)		227,476

	SHARES
MUTUAL FUNDS 3.5%

BlackRock MuniEnhanced Fund, Inc.	70,850	791

BlackRock MuniHoldings New Jersey Quality Fund, Inc.	67,750	972

BlackRock MuniHoldings Quality Fund, Inc.	103,710	1,304

BlackRock MuniYield Michigan Quality Fund, Inc.	62,230	883

BlackRock MuniYield Quality Fund, Inc.	69,065	1,039

BlackRock New York Municipal Income Trust	49,820	698

DWS Municipal Income Trust	94,260	1,068

Nuveen Enhanced Municipal Value Fund	4,887	73

Total Mutual Funds (Cost $6,752)		6,828

PREFERRED SECURITIES 1.4%

BANKING & FINANCE 1.4%

Bank of America Corp.
5.875% due 03/15/2028 •(f)	640,000	710

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(f)	800,000	833

	SHARES	MARKET VALUE (000S)
6.100% due 10/01/2024 •(f)	1,000,000	$1,092

Total Preferred Securities (Cost $2,566)		2,635

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.8%

COMMERCIAL PAPER 0.4%

District of Columbia
1.150% due 01/09/2020	$800	800

REPURCHASE AGREEMENTS (i) 1.6%
		3,152

SHORT-TERM NOTES 2.8%

Federal Home Loan Bank
1.618% due 03/27/2020 (c)(d)	800	797

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
4.000% due 07/01/2020	1,000	1,014

School District of Philadelphia, Pennsylvania Revenue Notes, Series 2019
4.000% due 03/31/2020	1,000	1,007

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	2,500	2,547

		5,365

Total Short-Term Instruments (Cost $9,312)		9,317

Total Investments in Securities (Cost $246,208)		250,416

Total Investments 129.7% (Cost $246,208)		$250,416

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (12.8)%		(24,701)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (12.7)%		(24,465)

Financial Derivative Instruments (j)(k) 0.0% (Cost or Premiums, net $0)		4

Other Assets and Liabilities, net (4.2)%		(8,187)

Net Assets Applicable to Common Shareholders 100.0%		$193,067

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$3,152	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(3,216)	$3,152	$3,152

Total Repurchase Agreements						$(3,216)	$3,152	$3,152

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,152	$0	$0	$3,152	$(3,216)	$(64)

Total Borrowings and Other Financing Transactions	$3,152	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

December 31, 2019

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2020	48	$(6,164)	$53	$5	$0
U.S. Treasury 30-Year Bond March Futures	03/2020	69	(10,758)	188	24	0

Total Futures Contracts				$241	$29	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$29	$0	$29	$0	$0	$0	$0

Cash of $422 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BYL	Receive	New Jersey Economic Development Authority «	N/A	2.442% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$	3,000	$0	$(25)	$0	$(25)

Total Swap Agreements									$0	$(25)	$0	$(25)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BYL	$0	$0	$0	$0	$0	$0	$(25)	$(25)	$(25)	$0	$(25)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$29	$29

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$0	$0	$25	$25

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$307	$307

Over the counter
Swap Agreements	$0	$0	$0	$0	$2	$2

	$0	$0	$0	$0	$309	$309

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$241	$241

Over the counter
Swap Agreements	$0	$0	$0	$0	$(25)	$(25)

	$0	$0	$0	$0	$216	$216

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,160	$0	$4,160
Municipal Bonds & Notes
Alabama	0	3,534	0	3,534
Arizona	0	1,000	0	1,000
California	0	10,531	0	10,531
Colorado	0	2,243	0	2,243
Connecticut	0	1,221	0	1,221
Delaware	0	800	0	800
District of Columbia	0	491	0	491
Florida	0	9,555	0	9,555
Georgia	0	9,230	0	9,230
Illinois	0	24,598	0	24,598
Indiana	0	10,379	0	10,379
Kentucky	0	5,888	0	5,888
Louisiana	0	6,405	0	6,405
Maine	0	488	0	488
Massachusetts	0	3,500	0	3,500
Michigan	0	625	0	625
Missouri	0	1,091	0	1,091
New Hampshire	0	3,016	0	3,016
New Jersey	0	6,564	0	6,564
New York	0	54,493	0	54,493
North Carolina	0	1,647	0	1,647
Ohio	0	15,673	0	15,673
Oklahoma	0	1,052	0	1,052
Oregon	0	377	0	377
Pennsylvania	0	7,894	0	7,894
Puerto Rico	0	11,838	0	11,838
Rhode Island	0	1,341	0	1,341
South Carolina	0	1,277	0	1,277
Tennessee	0	4,571	0	4,571
Texas	0	14,390	0	14,390
Utah	0	4,000	0	4,000
Washington	0	2,361	0	2,361
West Virginia	0	590	0	590
Wisconsin	0	4,813	0	4,813
Mutual Funds	6,828	0	0	6,828
Preferred Securities
Banking & Finance	0	2,635	0	2,635
Short-Term Instruments
Commercial Paper	0	800	0	800
Repurchase Agreements	0	3,152	0	3,152
Short-Term Notes	0	5,365	0	5,365
Total Investments	$6,828	$243,588	$0	$250,416

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$29	$0	$0	$29

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(25)	$(25)
Total Financial Derivative Instruments	$29	$0	$(25)	$4
Totals	$6,857	$243,588	$(25)	$250,420

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Municipal Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on November 20, 2017 and commenced operations March 15, 2019. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.” The Fund currently has three separate classes of Common Shares: Institutional Class, Class A-2 and Class A-3. The Fund currently offers Institutional Class and Class A-3 Common Shares only. Institutional Class and Class A-3 Common Shares are sold at their offering price, which is net asset value (“NAV”) per share. The Fund is not offering Class A-2 Common Shares for sale at this time. Prior to August 28, 2019, Class A-2 and Class A-3 Common Shares were designated Class A-1 and Class A-2 Common Shares, respectively. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

30	PIMCO INTERVAL FUNDS

December 31, 2019

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. At least annually, the Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later

ANNUAL REPORT	DECEMBER 31, 2019	31

Notes to Financial Statements (Cont.)

report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services

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using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments. The Fund’s investments in closed-end management investment companies are valued at the market price of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open

ANNUAL REPORT	DECEMBER 31, 2019	33

Notes to Financial Statements (Cont.)

for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are

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observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2019	35

Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mutual Funds  The Fund may invest up to 5% of its total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Fund may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the SEC’s website at www.sec.gov.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

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When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

ANNUAL REPORT	DECEMBER 31, 2019	37

Notes to Financial Statements (Cont.)

(c) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by the Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of the Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on

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the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to the Fund. The Fund typically invests the cash received in additional municipal bonds. The Fund accounts for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and accounts for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Fund’s Statement of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Fund on an accrual basis and is shown as interest on the Statement of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statement of Operations.

The Fund may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

For the period ended December 31, 2019, the Fund’s average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Average Leverage Outstanding (000s)	Weighted Average Interest Rate

$5,856	1.93%

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

ANNUAL REPORT	DECEMBER 31, 2019	39

Notes to Financial Statements (Cont.)

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statement of Operations.

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For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a

ANNUAL REPORT	DECEMBER 31, 2019	41

Notes to Financial Statements (Cont.)

fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly, a fund holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

42	PIMCO INTERVAL FUNDS

December 31, 2019

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of the Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal

ANNUAL REPORT	DECEMBER 31, 2019	43

Notes to Financial Statements (Cont.)

and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified

44	PIMCO INTERVAL FUNDS

December 31, 2019

threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA

ANNUAL REPORT	DECEMBER 31, 2019	45

Notes to Financial Statements (Cont.)

Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent the Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets”. Pursuant to the Investment Management Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonable necessary for the operation of the Fund, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (the “Distributor”) of the Fund’s shares.

The Fund has adopted separate Distribution and Servicing Plans for the Class A-2 and Class A-3 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-2 Common Shares or Class A-3 Common Shares, as

46	PIMCO INTERVAL FUNDS

December 31, 2019

applicable. The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

Management Fee(1)	Distribution and/or Servicing Fee(2)

All Classes	Institutional Class	Class A-2	Class A-3

0.75%	N/A	0.50%*	0.75%

*	As of the date of this report, Class A-2 Common Shares are not being offered.
(1)	Calculated as a percentage of the Fund’s average daily “total managed assets” attributable to each class.
(2)	Calculated as a percentage of the Fund’s average daily net assets attributable to the applicable class.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of

ANNUAL REPORT	DECEMBER 31, 2019	47

Notes to Financial Statements (Cont.)

jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund and PIMCO Flexible Credit Income Fund (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through May 2, 2021, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Fund at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.10% of average net assets; ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. For the period ended December 31, 2019, the remaining recoverable amounts to PIMCO are disclosed in the table below (in thousands†):

Expiring within

12 Months	13 - 24 Months	25 -36 Months	Total

$0	$0	$609	$609

†	A zero balance may reflect actual amounts rounding to less than one thousand.

48	PIMCO INTERVAL FUNDS

December 31, 2019

Pursuant to a Management Fee Waiver Agreement, PIMCO contractually agreed, through December 31, 2019, to waive 100% of the management fees it is entitled to receive from the Fund pursuant to the Investment Management Agreement. The Management Fee Waiver Agreement terminated on December 31, 2019. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. Pursuant to a separate Management Fee Waiver Agreement, PIMCO contractually agreed, from January 1, 2020 through May 2, 2021, to waive 50% of the management fees it is entitled to receive from the Fund pursuant to the Investment Management Agreement. PIMCO’s waiver of management fees under the Management Fee Waiver Agreements are applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreements shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from the Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreements.

(e) Acquired Fund Fees and Expenses

Acquired Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2019	49

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$351,941	$112,882

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. PREFERRED SHARES

The Fund has a series of Variable Rate MuniFund Term Preferred Shares, Series 2022, issued on June 17, 2019 (the “VMTP Shares”), and a series of Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2049-A, issued on November 18, 2019 (the “RVMTP Shares” and, together with the VMTP Shares, the “Preferred Shares”). In the Fund’s Statement of Assets and Liabilities, the Preferred Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the issuance of the VMTP Shares and RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of the VMTP Shares and RVMTP Shares, respectively. The liquidation value of the Preferred Shares in the Fund’s Statement of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The Fund can redeem, in whole or in part, the VMTP Shares or the RVMTP Shares at their liquidation preference of $100,000 per share plus any accumulated, unpaid dividends, plus an optional redemption premium for certain optional redemptions that occur within one year of the issuance date of the VMTP Shares or RVMTP Shares, respectively. No Preferred Shares were redeemed during the period ended December 31, 2019. The VMTP Shares are subject to a mandatory term redemption date of June 17, 2022, subject to the Fund’s right to extend the term with the consent of the holders of the VMTP Shares. The RVMTP Shares are subject to a mandatory term redemption date of November 18, 2049, subject to the Fund’s right to extend the term with the consent of the holders of the RVMTP Shares. There is no assurance that the term of the VMTP Shares or the RVMTP Shares will be extended.

The Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates and redemption provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of the Fund. No Special Terms Period will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period) and that the Special Terms Period has been approved by all of the holders of the RVMTP Shares. A Special Terms Period will not become effective before the 12-month anniversary of the date of original issue of the RVMTP Shares. The Fund did not declare a Special Terms Period during the period ended December 31, 2019.

50	PIMCO INTERVAL FUNDS

December 31, 2019

In addition, with respect to the RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before each three-year anniversary of the date of original issue of the RVMTP Shares, (ii) the date the Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon a three-year anniversary of the date of original issue of the RVMTP Shares or upon the end of a Special Terms Period (each, an “RVMTP Share Early Term Redemption Date”) have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the RVMTP Share Early Term Redemption Date.1 No Mandatory Tender Event occurred during the period ended December 31, 2019.

Dividends paid with respect to the Preferred Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statement of Operations. For the period ended December 31, 2019, the average amount of the VMTP Shares and RVMTP outstanding, interest expense related to the dividends paid to VMTP Shares and RVMTP Shares and the daily weighted average interest rate (calculated from issuance date), including issuance costs, can be found in the table below:

	Average Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*
Series 2022 VMTP Shares	250	$443	3.27%
Series 2049-A RVMTP Shares	250	93	3.09

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the annualized dividend rate table found on subsequent pages.

The Fund is subject to certain limitations and restrictions while the VMTP Shares or the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the Preferred Shares and any other preferred shares of the Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of the Fund’s preferred shares. Under the terms of purchase agreements between the Fund and the investors in the Preferred Shares, the Fund is subject to various investment

[1]

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding three-year anniversary of the date of original issue of the RVMTP Shares, (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares).

ANNUAL REPORT	DECEMBER 31, 2019	51

Notes to Financial Statements (Cont.)

requirements while the Preferred Shares are outstanding. These requirements may be more restrictive than those to which the Fund is otherwise subject in accordance with its investment objectives and policies. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Preferred Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Act.

The Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the Preferred Shares, as set forth in the Fund’s governing documents and the Act. One such requirement under the Act is that the Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage ratio is reported in the Financial Highlights.

Holders of preferred shares of the Fund, who are entitled to one vote per share, including holders of Preferred Shares, generally vote together as one class with the common shareholders of the Fund, but preferred shareholders vote separately as a class to elect two Trustees of the Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the 1940 Act, preferred shareholders, including holders of the Preferred Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The dividend rates paid on the Preferred Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for the VMTP Shares for a given Rate Period are dependent on the VMTP Share dividend rate for that Rate Period (the “VMTP Share Dividend Rate”). The VMTP Share Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period, and (ii) the sum of the product of the Index Rate multiplied by the Applicable Multiplier3 for such Rate Period plus 1.00%. The dividend per VMTP Share for the Rate Period is then determined as described in the table below.4 The dividends per share for the RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period plus the “Failed Remarketing Spread5, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier3 for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below.4

52	PIMCO INTERVAL FUNDS

December 31, 2019

	Dividend Rate		Rate Period Fraction		Preferred Shares Liquidation Preference		Dividend

			Number of days in the Rate Period (or a part thereof)

Series 2022 VMTP Shares	VMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per VMTP Share

			Total number of days in the year

			Number of days in the Rate Period (or a part thereof)

Series 2049-A RVMTP Shares	RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

			Total number of days in the year

[1]

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA Municipal Swap Index”); provided, however, if the SIFMA Municipal Swap Index is less than zero (0), the SIFMA Municipal Swap Index will be deemed to be zero (0) for purposes of the determination of the Index Rate.

[2]

The Applicable Spread for a Rate Period is a percentage per year that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares or the RVMTP Shares, as applicable.

[3]

The Applicable Multiplier for a Rate Period is a percentage that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares or the RVMTP Shares, as applicable.

[4]	The Dividend Rate will in no event exceed 15% per year.
[5]

The Failed Remarketing Spread means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) 0.15% multiplied by the number of Failed Remarketings that have occurred after the first Failed Remarketing. A “Failed Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date.

For the period ended December 31, 2019, the annualized dividend rate on the VMTP and the RVMTP Shares ranged from:

	Shares Issued and Outstanding	High	Low	As of December 31, 2019

Series 2022 VMTP Shares	250	2.900%	2.060%	2.610%

Series 2049-A RVMTP Shares	250	2.610	2.060	2.610

14. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

ANNUAL REPORT	DECEMBER 31, 2019	53

Notes to Financial Statements (Cont.)

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	Period from March 15, 2019 - December 31, 2019

	Shares	Amount

Receipts for shares sold

Institutional Class	13,686	$142,382

Class A-3	4,129	44,246

Issued as reinvestment of distributions

Institutional Class	211	2,250

Class A-3	0	0

Cost of shares repurchased

Institutional Class	(43)	(460)

Class A-3	(0)	(0)

Net increase (decrease) resulting from Fund share transactions	17,983	$188,418

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, four shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 68% of the Fund. One of the shareholders is a related party and comprises 20% of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Fund or Adviser.

15. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 10% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining

54	PIMCO INTERVAL FUNDS

December 31, 2019

market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

During the period ended December 31, 2019, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased
August 7, 2019	10%	11,597	0.13%
November 7, 2019	10	31,438	0.25

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	DECEMBER 31, 2019	55

Notes to Financial Statements (Cont.)

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Flexible Municipal Income Fund	$533	$211	$265	$4,177	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures for federal income tax purposes. Also adjusted for differences between book and tax inverse floater transactions and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Municipal Income Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Flexible Municipal Income Fund	$246,435	$4,778	$(581)	$4,197

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures inverse floater transactions, and Lehman securities.

56	PIMCO INTERVAL FUNDS

December 31, 2019

For the fiscal year ended December 31, 2019 the Fund made the following tax basis distributions (amounts in thousands†):

	December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Flexible Municipal Income Fund	$2,260	$1,050	$64	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Flexible Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Flexible Municipal Income Fund (the “Fund”) as of December 31, 2019, and the related statements of operations, changes in net assets, and cash flows for the period March 15, 2019 (commencement of operations) through December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets, and its cash flows for the period March 15, 2019 (commencement of operations) through December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 25, 2020

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

58	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BYL	Barclays Bank PLC London Branch	FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	PSF	Public School Fund	Q-SBLF	Qualified School Bond Loan Fund
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2019	59

Change to Board of Trustees

(Unaudited)

Effective December 31, 2019, Bradford K. Gallagher resigned from his position as Trustee of the Fund.

60	PIMCO INTERVAL FUNDS

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

ANNUAL REPORT	DECEMBER 31, 2019	61

Management of the Fund

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Trustees

Name, Address, and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	92	None

Sarah E. Cogan 1956	Trustee	Since 2019.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	92	None

James A. Jacobson 1945	Trustee	Since inception.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	92	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

62	PIMCO INTERVAL FUNDS

(Unaudited)

Name, Address, and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Hans W. Kertess 1939	Trustee	Since inception.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None

William B. Ogden, IV 1945	Trustee	Since inception.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None

Alan Rappaport 1953	Trustee	Since inception.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	92	None

Interested Trustees

David N. Fisher** 1968	Trustee	Since 2019.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

ANNUAL REPORT	DECEMBER 31, 2019	63

Management of the Fund (Cont.)

Name, Address, and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

John C. Maney*** 1959	Trustee	Since inception.	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee services until his or her retirement, resignation or replacement.
**

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

***	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates.

64	PIMCO INTERVAL FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since May 2019	Executive Vice President, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since inception	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since inception	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jeffrey A. Byer[1] 1976	Vice President	Since January 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds.

Brian J. Pittluck[1] 1977	Vice President	Since January 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd[1] 1960	Treasurer	Since May 2019	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	DECEMBER 31, 2019	65

Management of the Fund (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Christopher M. Morin[1] 1980	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

H. Jessica Zhang 1973	Assistant Treasurer	Since January 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

66	PIMCO INTERVAL FUNDS

Privacy Policy1

(Unaudited)

The Fund2,3 considers customer privacy to be a fundamental aspect of their relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any non-public personal information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Fund or its affiliates may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Fund believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Fund may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Fund or its Adviser, distributor or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund may share may include, for example, a shareholder’s participation in the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Fund’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable

ANNUAL REPORT	DECEMBER 31, 2019	67

Privacy Policy1 (Cont.)

(Unaudited)

law. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that help the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Fund or its Service Affiliates may use third parties to place advertisements for the Fund on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Fund’s website, the Fund or their service providers or third party firms engaged by the Fund or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Fund when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Fund’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Fund” shall include PI when acting in this capacity.

3 When distributing this Policy, the Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Fund”).

68	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Transfer Agent, Dividend Paying Agent and Registrar for Variable Rate and Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3002AR123119

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
December 31, 2019	$ 58,931
December 31, 2018	$ 15,000
(b) Fiscal Year Ended	Audit-Related Fees (1)
December 31, 2019	$ —
December 31, 2018	$ —
(c) Fiscal Year Ended	Tax Fees (2)
December 31, 2019	$ —
December 31, 2018	$ —
(d) Fiscal Year Ended	All Other Fees (3)
December 31, 2019	$ —
December 31, 2018	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)     There were no “Audit-Related Fees” for the last two fiscal years.

(2)    There were no “Tax Fees” for the last two fiscal years.

(3)    There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2019	December 31, 2018
PIMCO Flexible Municipal Income Fund	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	17,878,830	8,437,919

Totals	$17,878,830	$8,437,919

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

James A. Jacobson

Hans W. Kertess

William B. Ogden, IV

Alan Rappaport

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the portfolio manager’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of February 28, 2020, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Municipal Income Fund (the “Fund”):

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since its inception in March 2018. Mr. Hammer is an executive vice president in the New York office and head of municipal bond portfolio management. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

Rachel Betton

Ms. Betton has been a portfolio manager of the Fund since its inception in March 2018. Ms. Betton is a senior vice president and municipal bond portfolio manager in the New York office. Prior to joining PIMCO in 2013, she was a municipal high yield and distressed trader at Morgan Stanley. Additionally, she was a public finance banker, focusing on municipal asset-backed securitizations and revenue-backed credits in the Midwest.

Amit Arora

Mr. Arora has been a portfolio manager of the Fund since August 2019. Mr. Arora is an executive vice president and portfolio manager in the Newport Beach office and a member of the credit and liability-driven portfolio management teams. He manages credit portfolios focusing on investment grade and long credit. He was previously a senior member of PIMCO’s global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading at J.P. Morgan.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of December 31, 2019, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer	22	$8,516.23	4*	$631.07	114	$11,531.65
Rachel Betton	0	$0.00	1	$99.00	0	$0.00
Amit Arora	3	$16,883.76	7	$955.50	66**	$8,950.55

1 Of these Other Pooled Investment Vehicles, 3     account(s) totaling    $518.78    million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Accounts, 2 account(s) totaling $613.84 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of December 31, 2019, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of December 31, 2019:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2019
David Hammer	None
Rachel Betton	None
Amit Arora	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Municipal Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 28, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: February 28, 2020